F I R S T Q U AR T E R 2 0 2 4 Wabtec Financial Results & Company Highlights

FORWARD LOOKING STATEMENTS & NON-GAAP FINANCIAL INFORMATION This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, including statements regarding Wabtec’s plans, objectives, expectations and intentions; Wabtec’s expectations about future sales, earnings and cash conversion; Wabtec’s projected expenses and cost savings associated with its Integration 2.0 initiative; Wabtec’s 5-year outlook (established in March 2022); Wabtec’s expectations for evolving global industry, market and macro-economic conditions and their impact on Wabtec’s business; Wabtec’s execution on its decarbonization initiatives, synergies and other expected benefits from Wabtec’s acquisitions; Wabtec’s expectations for production and demand conditions; and any assumptions underlying any of the foregoing, are forward looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, inflation, supply chain disruptions, foreign currency exchange, and industry consolidation; (2) changes in the financial condition or operating strategies of Wabtec's customers; (3) unexpected costs, charges or expenses resulting from acquisitions and potential failure to realize synergies and other anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) inability to retain and hire key personnel; (5) evolving legal, regulatory and tax regimes; (6) changes in the expected timing of projects; (7) a decrease in freight or passenger rail traffic; (8) an increase in manufacturing costs; (9) actions by third parties, including government agencies; (10) the impacts of epidemics, pandemics, or similar public health crises on the global economy and, in particular, our customers, suppliers and end-markets, (11) potential disruptions, instability, and volatility in global markets as a result of global military action, acts of terrorism or armed conflict, including from the imposition of economic sanctions on Russia resulting from the invasion of Ukraine; (12) cybersecurity and data protection risks and (13) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements. This presentation as well as Wabtec’s earnings release and 2024 financial guidance mention certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted income from operations, adjusted interest and other expense, adjusted net income, adjusted operating margin, adjusted gross margin, adjusted income tax expense, adjusted earnings per diluted share, EBITDA and adjusted EBITDA, net debt and operating cash flow conversion rate. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is further adjusted for restructuring costs. Wabtec defines operating cash flow conversion as net cash provided by operating activities divided by net income plus depreciation and amortization including deferred debt cost amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have inherent material limitations as performance measures because they add back certain expenses incurred by the Company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this presentation are reconciliation tables that provide details about how adjusted results relate to GAAP results. Wabtec is not presenting a quantitative reconciliation of its forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share as it is unable to predict with reasonable certainty and without unreasonable effort the impact and timing of restructuring-related and other charges, including acquisition-related expenses and the outcome of certain regulatory, legal and tax matters; the financial impact of these items is uncertain and is dependent on various factors, including the timing, and could be material to Wabtec’s Consolidated Statement of Earnings.

W A B T E C TODAY’S PARTICIPANTS J O H N O L I N Executive Vice President & Chief Financial Officer R A F A E L S A N T A N A President & Chief Executive Officer K Y R A Y A T E S Vice President, Investor Relations

WABTEC

1Q 2024 OVERVIEW

SALES	$2.50B	Up 13.8% YOY
OPERATING MARGIN	16.5% GAAP	19.8% Adjusted
EARNINGS PER SHARE	$1.53 GAAP	$1.89 Adjusted
CASH FLOW FROM OPERATIONS(1)	$334M	
12-MONTH BACKLOG	$7.71B	

1Q 2024 HIGHLIGHTS

Increased sales were driven by strong growth in the Freight Segment … higher Equipment deliveries and Services growth

Operating margin benefited from sales growth, improved gross margin and lower SG&A/Engineering expenses as a percentage of sales

GAAP EPS up 64.5% YoY … Adjusted EPS up 47.7% YoY from higher sales and operating margin expansion

Operating cash flow of $334M vs $(25) in year ago quarter

Backlog continues to provide strong visibility … 12-month up 11.3% and multi-year backlog at $22.1 billion

STRONG UNDERLYING MOMENTUM

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

(1) The favorable impact from proceeds of accounts receivable securitization was $210 million in 1st quarter of 2024 and $145 million in the prior year period

4

WABTEC

2024 MARKET EXPECTATIONS

FREIGHT	FAVORABLE / UNFAVORABLE
NA Carloads	+/↔
Active Locomotive Fleet	↔
International Freight Volumes	+
NA Railcar Deliveries	-
Mining Commodities	↔

TRANSIT	
Infrastructure Investment	+
Global Ridership	+/↔

NORTH AMERICAN FREIGHT CARLOADS



2.8%
1.8%
-3.3%
-4.6%
2Q23
3Q23
4Q23
1Q24

Source: Association of American Railroads

AVG NORTH AMERICAN ACTIVE LOCOMOTIVES



1Q21
1Q22
1Q23
1Q24

Source: Wabtec

NORTH AMERICAN RAILCAR DELIVERIES



52K HISTORICAL
10-YEAR AVERAGE
33K
30K
41K
45K
36K
2020
2021
2022
2023
2024F

Source: Rail Supply Institute and FTR Associates

2024 INTERNATIONAL FREIGHT VOLUMES



15.7%
4.2%
7.6%
27.1%
-3.5%
Brazil
China
India
South Africa
Kazakhstan

Sources: Previous 3 months available for China, Kazakhstan, India Ministry of Railways, Brazil: ANTT, South Africa

5

W A B T E C EXECUTING ON OUR VALUE CREATION FRAMEWORK DRIVERS OF PORTFOLIO GROWTH RECENT WINS Won multi-year order for over $270 million in Africa Mining orders $260 million ... aftermarket continues to be strong Long term parts agreement for $80 million signed with PT KAI Launched next-generation railcar mover … Commander NXT series Accelerate innovation of scalable technologies Grow and refresh expansive global installed base Lead decarbonization of rail Expand high-margin recurring revenue streams Drive continuous operational improvement

WABTEC

WABTEC'S PATH TO ZERO EMISSIONS LOCOMOTIVES

ENABLE TRANSITION TOWARD NEAR ZERO EMISSIONS

Step 1 - Fleet Renewal through Tier 4 & Mods

Wabtec Advantage: Fleet replacement with Tier 4 locomotives & mods improves fuel efficiency by up to 18%. Wabtec locomotives are up to 6% more fuel efficient versus competitors (excluding digital benefits)

Step 2 – Enable Wabtec Engines for Alternative Fuels

Wabtec Strategy: Enabling Wabtec's installed base to utilize alternative fuels providing customers a secure energy transition with reversibility back to diesel. Wabtec's 4-stroke engine architecture allows for ICE hydrogen[1] & increased engine efficiency

	CURRENT	Targeted 2H24
BIODIESEL (All)	11%	20%
RENEWABLE (All)	50%	100%
ICE HYDROGEN (T3/T4)	0%	50%[2]

Up to 60% ↓CO2



FDL FLEET

Up to 80% ↓CO2



EVO FLEET

(1) ICE (Internal Combustion Engine) Hydrogen specific to EVO Engines
(2) Hydrogen full engine lab testing 2H24

DEVELOP BEST-IN-CLASS ZERO EMISSIONS TECHNOLOGY

Battery Electric (FLEXDRIVE)



Wabtec Strategy: Provide best-in-class heavy haul locomotives and railyard switchers

Development of Battery-Electric Locomotives:
Introduced the World's 1st Zero Emissions Heavy Haul Battery Electric Loco on 10/23
Shipping Wabtec's 1st Battery-Hybrid Locomotive

Hydrogen Fuel Cell

100% Reduction in CO2 Emissions



H_2 FUEL CELLS

Development of Fuel Cell Locomotives:
Pacing Wabtec investment with market adoption
Finalizing partnership for fuel cell locomotives

7

W A B T E C 8 0 0.5 1 1.5 2 2.5 3 Chart Title 1Q 2024 FINANCIAL SUMMARY 0 100 200 300 400 500 600 Category 1 Chart Title (1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations INCREASED SALES, MARGIN EXPANSION AND EPS GROWTH 13.8% INCREASE (13.6% INCREASE EX-CURRENCY) SALES 2 0 2 3 2 0 2 4 2 0 2 3 GAAP 2 0 2 4 GAAP 2 0 2 3 ADJ(1) 2 0 2 4 ADJ(1) $276M 12.6% $412M 16.5% $360M 16.4% $495M 19.8% OP INCOME / OP MARGIN $0.93 $1.53 $1.28 $1.89 0 0.2 0.4 0.6 0.8 1 1.2 1.4 1.6 1.8 2 Category 12 0 2 3 GAAP 2 0 2 4 GAAP 2 0 2 3 ADJ(1) 2 0 2 4 ADJ(1) +64.5% YOY +47.7% YOY EPS $2.19B $2.50B

WABTEC

1Q 2024 SALES



(in millions)

PRODUCT LINE	1Q24	YOY
Equipment	$526	30.2%
Components	$293	13.6%
Digital Intelligence	$176	(5.9%)
Services	$829	17.3%
Freight Segment	$1,824	17.2%
Transit Segment	$673	5.5%
TOTAL SALES	**$2,497**	**13.8%**

1Q KEY DRIVERS

EQUIPMENT
Higher mining sales and locomotive deliveries

COMPONENTS
Increased demand for industrial products, higher international sales and the year-over-year impact of the L&M acquisition, partially offset by a lower North America railcar build (down 0.4% YoY excluding acquisitions)

DIGITAL INTELLIGENCE
Lower sales in North America, partially offset by growth in on-board locomotive products and digital mining

SERVICES
Increased sales from significantly higher mods deliveries, increased overhauls, and higher parts sales

TRANSIT
Higher OE and aftermarket sales … sales up 4.9% on constant currency basis

9

WABTEC

1Q 2024 CONSOLIDATED GROSS PROFIT



($ in millions)	GAAP	Adjusted
2023 GROSS PROFIT	**$665**	**$669**
% Gross Profit Margin	*30.3%*	*30.5%*
Volume	↑	↑
Mix/Pricing	↑	↑
Raw Materials	↔	↔
Currency	↔	↔
Manufacturing/Other	↑	↑
2024 GROSS PROFIT	**$815**	**$821**
% Gross Profit Margin	*32.7%*	*32.9%*

1Q KEY DRIVERS

VOLUME
Higher Freight and Transit segment sales

MIX/PRICING
Significant favorable mix between & within the Freight segment and improved pricing, despite significant growth in loco/mod deliveries

RAW MATERIALS
Slightly favorable input costs

CURRENCY
Favorable foreign exchange increased adjusted gross profit $2M (adjusted operating income favorable by $1M)

MANUFACTURING/OTHER
Favorable fixed cost absorption, benefits of Integration 2.0, and lapping 1Q 2023 higher Next Gen Digital development costs

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

10

WABTEC

1Q 2024 CONSOLIDATED OPERATING INCOME

($ in millions)	GAAP	Adjusted
2023 OP INCOME	**$276**	**$360**
% Operating Margin	*12.6%*	*16.4%*
Gross Profit	150	152
SG&A	(18)	(20)
Engineering	3	3
Amortization	1	-
2024 OP INCOME	**$412**	**$495**
% Operating Margin	*16.5%*	*19.8%*



OP MARGIN BENEFITED FROM HIGHER SALES, INCREASED GROSS MARGIN AND LOWER SG&A/ENGINEERING AS PERCENTAGE OF SALES

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

11

W A B T E C 12 0 1 2 3 4 5 6 Chart Title 0 0.2 0.4 0.6 0.8 1 1.2 1.4 1.6 1.8 2 Chart Title 1Q 2024 FREIGHT SEGMENT PERFORMANCE 0 50 100 150 200 250 300 350 400 450 500 Category 1 17.2% INCREASE (17.2% INCREASE EX-CURRENCY) SALES 2 0 2 3 2 0 2 4 2 0 2 3 GAAP 2 0 2 4 GAAP 2 0 2 3 ADJ(1) 2 0 2 4 ADJ(1) $226M 14.5% $368M 20.2% $296M 19.0% $439M 24.1% OP INCOME / OP MARGIN 12-MONTH BACKLOG $1.56B $1.82B(2) Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations (1) Freight segment operating income was positively impacted by below-market intangible amortization of $11 million; down $1 million versus 1st quarter 2023 (2) Foreign exchange positively impacted Freight sales by $1 million; Foreign exchange rates had a positive $84 million impact on segment multi-year backlog 14.5% INCREASE YOY 2.3% DECREASE MULTI-YEAR BACKLOG(2) YOY 2 0 2 3 2 0 2 4 $4.95B $5.67B

W A B T E C 13 0 0.5 1 1.5 2 2.5 Chart Title 0 100 200 300 400 500 600 700 800 Chart Title 1Q 2024 TRANSIT SEGMENT PERFORMANCE 0 10 20 30 40 50 60 70 80 90 100 Category 1 5.5% INCREASE (4.9% INCREASE EX-CURRENCY) SALES 2 0 2 3 2 0 2 4 2 0 2 3 GAAP 2 0 2 4 GAAP 2 0 2 3 ADJ(1) 2 0 2 4 ADJ(1) $70M 11.0% $74M 11.0% $82M 12.9% $86M 12.7% OP INCOME / OP MARGIN 12-MONTH BACKLOG $638M $673M(1) 3.3% INCREASE YOY 4.2% INCREASE MULTI-YEAR BACKLOG(1) YOY 2 0 2 3 2 0 2 4 $1.98B $2.04B Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations (1) Foreign exchange positively impacted Transit sales by $4 million; Foreign exchange rates had a negative $(25) million impact on segment multi-year backlog

WABTEC

RESILIENT BUSINESS ALLOWS FOR EXECUTION ON FINANCIAL PRIORITIES



FOCUSED ON CASH CONVERSION(1)

CASH FROM OPS



1Q 2023
($25M) (4)
(8%) Cash Conv(1)
1Q 2024
$334M (4)
84% Cash Conv (1)

1st quarter CFOA of $334M driven by strong growth in net income, improved working capital and increased securitization funding

DISCIPLINED CAPITAL ALLOCATION



$334M
Cash
from Ops
$19M
Change in cash
$175M
Share repurchases
$36M
Dividends
$73M
Debt /Other
$31M
Capex

First Quarter 2024

Strong balance sheet and financial position … liquidity of $2.13B (3)

Debt leverage ratio of 1.7x(2) versus 2.3x in year ago quarter

Returning capital to shareholders … **$211M returned through share repurchases and dividends**

STRONG FINANCIAL PERFORMANCE; INVESTING FOR GROWTH AND MAXIMIZING SHAREHOLDER RETURNS

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

(1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization

(2) Leverage ratio is defined as net debt divided by trailing 12-month adjusted EBITDA (as defined in Wabtec's credit agreements). Net debt is defined as total debt minus cash, restricted cash and cash equivalents

(3) At March 31, 2024, the Company's total available liquidity was $2.13 billion, which includes cash and cash equivalents of $0.63 billion, plus $1.50 billion available under current credit facilities

(4) The favorable impact from proceeds of accounts receivable securitization was $210 million in 1st quarter of 2024 and $145 million in the prior year period

14

WABTEC

2024 Updated Financial Guidance[1,2]

PRIOR GUIDANCE	UPDATED GUIDANCE
REVENUES $10.05B to $10.35B	**REVENUES** $10.25B to $10.55B
ADJUSTED EPS $6.50 to $6.90	**ADJUSTED EPS** $7.00 to $7.40
CASH CONVERSION [3] >90%	**CASH CONVERSION** [3] >90%

KEY ASSUMPTIONS

- Adjusted operating margin up
- Favorable productivity/absorption
- Benefits of Integration 2.0/Portfolio Optimization
- Lower SG&A & Engineering expenses as % of sales
- Tax rate ~25%
- Capex ~2% of sales

STRONG MOMENTUM ACROSS THE PORTFOLIO … DRIVING PROFITABLE GROWTH

(1) See Forward looking statements and non-GAAP financial information
(2) Wabtec is not presenting a quantitative reconciliation of our forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share in reliance on the unreasonable efforts exemption provided under Item 10(e)(1)(i)(B) of Regulation S-K. Wabtec is unable to predict with reasonable certainty and without unreasonable effort the impact and timing of restructuring-related and other charges, including acquisition-related expenses and the outcome of certain regulatory, legal and tax matters. The financial impact of these items is uncertain and is dependent on various factors, including timing, and could be material to our Consolidated Statements of Earnings.
(3) Cash from operations conversion % is defined as GAAP cash from operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization

15

WABTEC

KEY TAKEAWAYS

5-YEAR OUTLOOK[(1)]

MSD CORE ORGANIC GROWTH CAGR

+

250 – 300 BPS MARGIN EXPANSION

+

DISCIPLINED CAPITAL DEPLOYMENT

=

DOUBLE-DIGIT EPS GROWTH WITH STRONG OPERATING CASH FLOW CONVERSION (90%+)

01 Strong revenue growth, margin expansion, increased earnings, and improved cash flow to start the year

02 Positive productivity driven by continuous cost improvement combined with realization of Integration 2.0 savings

03 Continued momentum across the portfolio and strong order pipeline and backlog, internationally and in North America

04 Wabtec is well-positioned to drive higher returns and create significant long-term value for shareholders

(1) Long-term guidance as of March 9, 2022 (on an adjusted earnings basis)

16

APPENDIX A ( 1 of 2) 2024 2023 Net sales 2,497$ 2,194$ Cost of sales (1,682) (1,529) Gross profit 815 665 Gross profit as a % of Net Sales 32.7% 30.3% Selling, general and administrative expenses (281) (263) Engineering expenses (48) (51) Amortization expense (74) (75) Total operating expenses (403) (389) Operating expenses as a % of Net Sales 16.2% 17.7% Income from operations 412 276 Income from operations as a % of Net Sales 16.5% 12.6% Interest expense, net (47) (48) Other (expense) income, net (2) 5 Income before income taxes 363 233 Income tax expense (86) (60) Effective tax rate 23.6% 25.5% Net income 277 173 Less: Net income attributable to noncontrolling interest (5) (4) Net income attributable to Wabtec shareholders 272$ 169$ Earnings Per Common Share Basic Net income attributable to Wabtec shareholders 1.54$ 0.94$ Diluted Net income attributable to Wabtec shareholders 1.53$ 0.93$ Basic 176.5 179.9 Diluted 177.2 180.6 Three Months Ended March 31, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR THE THREE MONTHS ENDED MARCH 31, 2024 AND 2023 (AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA) (UNAUDITED) INCOME STATEMENT

2024 2023 Segment Information Freight Net Sales 1,824$ 1,556$ Freight Income from Operations 368$ 226$ Freight Operating Margin 20.2% 14.5% Transit Net Sales 673$ 638$ Transit Income from Operations 74$ 70$ Transit Operating Margin 11.0% 11.0% Backlog Information (Note: 12-month is a sub-set of total) March 31, 2024 December 31, 2023 March 31, 2023 Freight Total 17,898$ 17,785 18,319 Transit Total 4,185 4,214 4,015 Wabtec Total 22,083$ 21,999 22,334 Freight 12-Month 5,667$ 5,420 4,948 Transit 12-Month 2,043 2,037 1,977 Wabtec 12-Month 7,710$ 7,457 6,925 Three Months Ended March 31, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR THE THREE MONTHS ENDED MARCH 31, 2024 AND 2023 (AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA) (UNAUDITED) INCOME STATEMENT (CONT.) APPENDIX A ( 2 of 2)

BALANCE SHEET March 31, 2024 December 31, 2023 In millions Cash, cash equivalents and restricted cash 639$ 620$ Receivables, net 1,541 1,684 Inventories, net 2,356 2,284 Other current assets 263 267 Total current assets 4,799 4,855 Property, plant and equipment, net 1,445 1,485 Goodwill 8,730 8,780 Other intangible assets, net 3,115 3,205 Other noncurrent assets 658 663 Total assets 18,747$ 18,988$ Current liabilities 3,153$ 4,056$ Long-term debt 3,997 3,288 Long-term liabilities - other 1,093 1,120 Total liabilities 8,243 8,464 Shareholders' equity 10,462 10,487 Noncontrolling interest 42 37 Total shareholders' equity 10,504 10,524 Total Liabilities and Shareholders' Equity 18,747$ 18,988$ WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) APPENDIX B

CASH FLOW 2024 2023 In millions Operating activities Net income 277$ 173$ Non-cash expense 126 124 Receivables 121 (51) Inventories (85) (188) Accounts Payable 45 47 Other assets and liabilities (150) (130) Net cash provided by (used for) operating activities 334 (25) Net cash used for investing activities (19) (32) Net cash used for financing activities (289) (72) Effect of changes in currency exchange rates (7) 5 Increase (decrease) in cash 19 (124) Cash, cash equivalents and restricted cash, beginning of period 620 541 Cash, cash equivalents and restricted cash, end of period 639$ 417$ Three Months Ended March 31, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) APPENDIX C

EPS AND NON-GAAP RECONCILIATION

APPENDIX D (1 of 2)

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

First Quarter Year-to-Date 2024 Actual Results

	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 2,497	$ 815	$ (403)	$ 412	$ (49)	$ (86)	$ 277	$ (5)	$ 272	$ 1.53
Restructuring and Portfolio Optimization costs	-	6	4	10	-	(2)	8	-	8	$ 0.05
Non-cash Amortization expense	-	-	73	73	-	(17)	56	-	56	$ 0.31
Adjusted Results	$ 2,497	$ 821	$ (326)	$ 495	$ (49)	$ (105)	$ 341	$ (5)	$ 336	$ 1.89
Fully Diluted Shares Outstanding										177.2

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

First Quarter Year-to-Date 2023 Actual Results

	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 2,194	$ 665	$ (389)	$ 276	$ (43)	$ (60)	$ 173	$ (4)	$ 169	$ 0.93
Restructuring costs	-	4	5	9	-	(2)	7	-	7	$ 0.04
Non-cash Amortization expense	-	-	75	75	-	(20)	55	-	55	$ 0.31
Adjusted Results	$ 2,194	$ 669	$ (309)	$ 360	$ (43)	$ (82)	$ 235	$ (4)	$ 231	$ 1.28
Fully Diluted Shares Outstanding										180.6

EPS AND NON-GAAP RECONCILIATION

APPENDIX D (2 of 2)

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Fourth Quarter Year-to-Date 2023 Actual Results

	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 9,677	$ 2,944	$ (1,678)	$ 1,266	$ (174)	$ (267)	$ 825	$ (10)	$ 815	$ 4.53
Restructuring and Portfolio Optimization costs	-	38	41	79	-	(17)	62	-	62	$ 0.34
Gain on LKZ Investment	-	-	-	-	(35)	-	(35)	-	(35)	$ (0.19)
Non-cash Amortization expense	-	-	298	298	-	(74)	224	-	224	$ 1.24
Adjusted Results	$ 9,677	$ 2,982	$ (1,339)	$ 1,643	$ (209)	$ (358)	$ 1,076	$ (10)	$ 1,066	$ 5.92
Fully Diluted Shares Outstanding										179.5

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Fourth Quarter Year-to-Date 2022 Actual Results

	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 8,362	$ 2,540	$ (1,529)	$ 1,011	$ (157)	$ (213)	$ 641	$ (8)	$ 633	$ 3.46
Restructuring costs	-	43	9	52	-	(13)	39	-	39	$ 0.21
Non-cash Amortization expense	-	-	291	291	-	(73)	218	-	218	$ 1.19
Adjusted Results	$ 8,362	$ 2,583	$ (1,229)	$ 1,354	$ (157)	$ (299)	$ 898	$ (8)	$ 890	$ 4.86
Fully Diluted Shares Outstanding										182.8

Wabtec CORPORATION

EBITDA RECONCILIATION

APPENDIX E

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
2024 Q1 YTD EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring Costs	=	Adjusted EBITDA
Consolidated Results	$412		($2)		$122		$532		$8		$540

Wabtec Corporation
2023 Q1 YTD EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring Costs	=	Adjusted EBITDA
Consolidated Results	$276		$5		$121		$402		$6		$408

Wabtec CORPORATION

SALES BY PRODUCT LINE In millions 2024 2023 Freight Segment Equipment 526$ 404$ Components 293 258 Digital Intelligence 176 187 Services 829 707 Total Freight Segment 1,824$ 1,556$ Transit Segment Original Equipment Manufacturer 310$ 289$ Aftermarket 363 349 Total Transit Segment 673$ 638$ Three Months Ended March 31, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION SALES BY PRODUCT LINE (UNAUDITED) APPENDIX F

SEGMENT GROSS MARGIN & OPERATING MARGIN RECONCILIATION In millions Gross Profit Income from Operations Gross Profit Income from Operations Freight Segment Reported Results 625$ 368$ 478$ 226$ Freight Segment Reported Margin 34.3% 20.2% 30.7% 14.5% Restructuring and Portfolio Optimization costs 3 3 1 2 Non-cash Amortization expense - 68 - 68 Freight Segment Adjusted Results 628$ 439$ 479$ 296$ Freight Segment Adjusted Margin 34.5% 24.1% 30.8% 19.0% Transit Segment Reported Results 190$ 74$ 187$ 70$ Transit Segment Reported Margin 28.2% 11.0% 29.4% 11.0% Restructuring costs 3 7 3 5 Non-cash Amortization expense - 5 - 7 Transit Segment Adjusted Results 193$ 86$ 190$ 82$ Transit Segment Adjusted Margin 28.6% 12.7% 29.8% 12.9% WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS - BY SEGMENT (UNAUDITED) Three Months Ended March 31, 2024 2023 APPENDIX G

SEGMENT SALES RECONCILIATION Freight Transit Consolidated 2023 Net Sales 1,556$ 638$ 2,194$ Acquisitions 36 - 36 Foreign Exchange 1 4 5 Organic 231 31 262 2024 Net Sales 1,824$ 673$ 2,497$ Change ($) 268 35 303 Change (%) 17.2% 5.5% 13.8% (UNAUDITED) Three Months Ended March 31, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION RECONCILIATION OF CHANGES IN NET SALES - BY SEGMENT APPENDIX H

APPENDIX ICASH CONVERSION RECONCILIATION Wabtec Corporation 2024 Q1 YTD Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $334 $277 $123 84% Wabtec Corporation 2023 Q1 YTD Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results ($25) $173 $123 (8%) ÷ + = Cash Conversion(Net Income Depreciation & Amortization) Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP. + = Cash Conversion(Net Income Depreciation & Amortization)